Financial Instruments	12 Months Ended
Dec. 31, 2015
Derivative Instrument Detail [Abstract]
Financial Instruments Disclosure

19.       Financial instruments

Treasury policies and organization

The Company's principal treasury operations are coordinated by its corporate treasury function. All treasury operations are conducted within a framework of policies and procedures approved annually by the Board of Directors. As a matter of policy, the Company does not undertake speculative transactions that would increase its credit, currency or interest rate exposure.

Interest rate risk

The Company is principally exposed to interest rate risk on any borrowings under the Company's various debt facilities (see Note 15 for details of each of the Company's facilities). Interest on each of these facilities is set at floating rates, to the extent utilized. Shire's exposure under these facilities is to US dollar interest rates. At December 31, 2015 the Company had fully utilized the January 2015 Facility Agreement and utilized $750 million of the RCF. Other facilities were not utilized at December 31, 2015.

The Company regularly evaluates the interest rate risk on its facilities. At December 31, 2015 the Company considered the risks associated with floating interest rates on borrowings under its facilities as appropriate. A hypothetical one percentage point increase or decrease in the interest rates applicable to drawings under the January 2015 Facility Agreement and the RCF at December 31, 2015 would increase interest expense by approximately $15 million per annum or would decrease the interest expense by approximately $7 million per annum.

The Company is also exposed to interest rate risk on its restricted cash, cash and cash equivalents and on foreign exchange contracts on which interest is set at floating rates. This exposure is primarily limited to US dollar, Pounds sterling and Euro interest rates. As the Company maintains all of its cash, liquid investments and foreign exchange contracts on a short term basis for liquidity purposes, this risk is not actively managed. In the year to December 31, 2015 the average interest rate received on cash and liquid investments was less than 1% per annum. These cash and liquid investments were primarily invested in US dollar term deposits with banks and money market and liquidity funds.

No derivative instruments were entered into during the year to December 31, 2015 to manage interest rate exposure. The Company continues to review its interest rate risk and the policies in place to manage the risk and may enter into derivative instruments to manage interest rate risk in the future.

Credit risk

Financial instruments that potentially expose Shire to concentrations of credit risk consist primarily of short-term cash investments, derivative contracts and trade accounts receivable (from product sales and from third parties from which the Company receives royalties). Cash is invested in short-term money market instruments, including money market and liquidity funds and bank term deposits. The money market and liquidity funds in which Shire invests are all triple A rated by both Standard and Poor's and by Moody's credit rating agencies.

The Company is exposed to the credit risk of the counterparties with which it enters into bank term deposit arrangements and derivative instruments. The Company limits this exposure through a system of internal credit limits which vary according to ratings assigned to the counterparties by the major rating agencies. The internal credit limits are approved by the Board and exposure against these limits is monitored by the corporate treasury function. The counterparties to these derivatives contracts are major international financial institutions.

The Company's revenues from product sales in the US are mainly governed by agreements with major pharmaceutical wholesalers and relationships with other pharmaceutical distributors and retail pharmacy chains. For the year to December 31, 2015 there were three customers in the US that accounted for 47% of the Company's product sales. However, such customers typically have significant cash resources and as such the risk from concentration of credit is considered acceptable. The Company has taken positive steps to manage any credit risk associated with these transactions and operates clearly defined credit evaluation procedures. However, an inability of one or more of these wholesalers to honor their debts to the Company could have an adverse effect on the Company's financial condition and results of operations.

A substantial portion of the Company's accounts receivable in countries outside of the United States is derived from product sales to government-owned or government-supported healthcare providers. The Company's recovery of these accounts receivable is therefore dependent upon the financial stability and creditworthiness of the relevant governments. In recent years global and national economic conditions have negatively affected the growth, creditworthiness and general economic condition of certain markets in which the Company operates. As a result, in some countries outside of the US, specifically, Argentina, Greece, Italy, Portugal and Spain (collectively the “Relevant Countries”) the Company is experiencing delays in the remittance of receivables due from government-owned or government-supported healthcare providers. The Company continued to receive remittances in relation to government-owned or government-supported healthcare providers in the Relevant Countries in the year to December 31, 2015, including receipts of $116.0 million and $100.0 million in respect of Spanish and Italian receivables, respectively. The Company's exposure to Greece, both in terms of gross accounts receivable and annual revenues, is not material.

To date the Company has not incurred material losses on accounts receivable in the Relevant Countries, and continues to consider that such accounts receivable are recoverable. The Company will continue to evaluate all its accounts receivable for potential collection risks and has made provision for amounts where collection is considered to be doubtful. If the financial condition of the Relevant Countries or other Eurozone countries suffer significant deterioration, such that their ability to make payments becomes uncertain, or if one or more Eurozone member countries withdraws from the Euro, additional allowances for doubtful accounts may be required, and losses may be incurred, in future periods. Any such loss could have an adverse effect on the Company's financial condition and results of operations.

Foreign exchange risk

The Company trades in numerous countries and as a consequence has transactional and translational foreign exchange exposures.

Transactional exposure arises where transactions occur in currencies different to the functional currency of the relevant subsidiary. The main trading currencies of the Company are the US dollar, Pounds Sterling, Swiss Franc, Canadian dollar and the Euro. It is the Company's policy that these exposures are minimized to the extent practicable by denominating transactions in the subsidiary's functional currency.

Where significant exposures remain, the Company uses foreign exchange contracts (being spot, forward and swap contracts) to manage the exposure for balance sheet assets and liabilities that are denominated in currencies different to the functional currency of the relevant subsidiary. These assets and liabilities relate predominantly to inter-company financing. The foreign exchange contracts have not been designated as hedging instruments. Cash flows from derivative instruments are presented within net cash provided by operating activities in the consolidated cash flow statement, unless the derivative instruments are economically hedging specific investing or financing activities.

Translational foreign exchange exposure arises on the translation into US dollars of the financial statements of non-US dollar functional subsidiaries.

At December 31, 2015 the Company had 39 swap and forward foreign exchange contracts outstanding to manage currency risk. The swap and forward contracts mature within 90 days. The Company did not have credit risk related contingent features or collateral linked to the derivatives. The Company has master netting agreements with a number of counterparties to these foreign exchange contracts and on the occurrence of specified events, the Company has the ability to terminate contracts and settle them with a net payment by one party to the other. The Company has elected to present derivative assets and derivative liabilities on a gross basis in the consolidated balance sheet. As at December 31, 2015 the potential effect of rights of set-off associated with the foreign exchange contracts would be an offset to both assets and liabilities of $1.4 million, resulting in net derivative assets and derivative liabilities of $0.5 million and $10.1 million, respectively. Further details are included below:

		Fair value	Fair value
		December 31,	December 31,
		2015	2014
		$’M	$’M
		_____________	_____________
Assets	Prepaid expenses and other current assets	1.9	12.6
Liabilities	Other current liabilities	11.5	7.8
		_____________	_____________

Net gains/(losses) (both realized and unrealized) arising on foreign exchange contracts have been classified in the consolidated statements of income as follows:

	Location of net gains/(losses) recognized in income	Amount of net gains/(losses) recognized in income
	__________________________________	____________		____________
Year to December 31,		2015	2014	2013
		$’M	$’M	$’M
		_____________	_____________	_____________
Foreign exchange contracts	Other income, net	9.5	8.0	(1.8)
		_____________	_____________	_____________

These net foreign exchange gains/(losses) are offset within Other income, net by net foreign exchange (losses)/gains arising on the balance sheet items that these contracts were put in place to manage.